UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           May 3, 2018

Superior Group of Companies, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-05869	11-1385670
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10055 Seminole Blvd., Seminole, Florida (Address of principal executive offices)		33772 (Zip Code)

Registrant's telephone number including area code: (727) 397-9611

Superior Uniform Group, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 3, 2018, Superior Uniform Group, Inc. (the “Company”) amended its Amended and Restated Articles of Incorporation and its Amended and Restated Bylaws for the sole purpose of changing the Company’s name to “Superior Group of Companies, Inc.” The amendment of its Amended and Restated Articles of Incorporation had been previously approved by the Company’s Board of Directors and was approved by the Company’s shareholders at the annual meeting of shareholders on May 3, 2018. The amendment of the Company’s Amended and Restated Bylaws was approved by the Company’s Board of Directors on the same day.

Item 5.07.         Submission of Matters to a Vote of Security Holders.

The 2018 annual meeting of shareholders of the Company was held on May 3, 2018. At the meeting:

●

six directors were elected to hold office until the next annual meeting of shareholders and until their respective successors are duly elected and qualified or until their earlier resignation, removal from office or death;

●	the amendment to the Company’s Amended and Restated Articles of Incorporation to change its name to “Superior Group of Companies, Inc.” was approved; and
●	the selection of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2018 was ratified.

Of the 15,135,491 shares outstanding and entitled to vote at the meeting, 14,080,964 shares were present, in person or by proxy.

The results of the shareholder votes were as follows:

Proposal 1:      Election of Directors

Nominee	For	Against	Abstain	Broker Non-votes
Sidney Kirschner	12,208,642	190,204	3,955	1,678,163

Michael Benstock	12,305,929	93,585	3,287	1,678,163

Alan D. Schwartz	12,323,202	75,644	3,955	1,678,163

Robin Hensley	12,227,890	171,624	3,287	1,678,163

Paul Mellini	12,215,379	184,135	3,287	1,678,163

Todd Siegel	12,292,580	82,266	27,955	1,678,163

Proposal 2: Amendment to the Company’s Amended and Restated Articles of Incorporation to change its name to “Superior Group of Companies, Inc.”:

For	Against	Abstain
13,966,719	35,892	78,350

Proposal 3: Ratification of Mayer Hoffman McCann P.C. as independent registered public accounting firm for 2018:

For	Against	Abstain
13,985,456	17,291	78,217

Item 7.01.         Regulation FD Disclosure.

On May 3, 2018, the Company issued a press release relating to its name change. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.         Financial Statements and Exhibits.

(d)	Exhibits:

3.1	Amended and Restated Articles of Incorporation of the Company, as amended

3.2	Amended and Restated Bylaws of the Company

99.1	Press release of the Company, dated May 3, 2018

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR UNIFORM GROUP, INC. By: /s/ Andrew D. Demott, Jr. Name: Andrew D. Demott, Jr. Title: Chief Operating Officer, Chief Financial Officer and Treasurer
Date: May 4, 2018